Exhibit 10.14


                   FIRST AMENDMENT TO THE
            GENERAL EMPLOYMENT ENTERPRISES, INC.
                  EXECUTIVE RETIREMENT PLAN

      WHEREAS, General Employment Enterprises, Inc.  (the
"Corporation") has   adopted   the   General    Employment
Enterprises, Inc. Executive Retirement Plan by the adoption
of   The  CORPORATEplan  for  RetirementSM  SELECT  PLAN  by
executing an Adoption Agreement on September 27,2001; and

       WHEREAS, Section 9.01 of The CORPORATEplan   for
RetirementSM SELECT PLAN provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to amend the Basic Plan and the Adoption Agreement.

     NOW THEREFORE, Article 2.01 Definitions part (a) of the
Plan is hereby amended to include the following:

          (28) "Change in Control of the Employer" shall
          be   deemed  to  have  occurred  if  (a)   any
          corporation,  person  or other  entity  (other
          than  the  Executive, the Company, a majority-
          owned subsidiary of the Company or any of  its
          subsidiaries, or an employee benefit plan  (or
          related trust) sponsored or maintained by  the
          Company), including a "group" as defined in
          Section  13(d)(3)  of the Securities  Exchange
          Act  of  1934 becomes the beneficial owner  of
          stock  representing more than the  greater  of
          (i)  twenty-five percent (25%) of the combined
          voting power of the Company's then outstanding
          securities  or  (ii)  the  percentage  of  the
          combined  voting power of the  Company's  then
          outstanding  securities which equals  (A)  ten
          percent (10%) plus (B) the percentage  of  the
          combined   voting  power  of   the   Company's
          outstanding    securities   held    by    such
          corporation,   person   or   entity   on   the
          Commencement Date; (b)(i) the stockholders of
          the Company approve a definitive agreement  to
          merge or consolidate the Company with or  into
          another  corporation other  than  a  majority-
          owned subsidiary of the Company, or to sell or
          otherwise dispose of all or substantially  all
          of  the Company's assets, and (ii) the persons
          who were the members of the Board of Directors
          of  the Company prior to such approval do  not
          represent a majority of the directors  of  the
          surviving,  resulting or acquiring  entity  or
          the  parent  thereof; (c) the stockholders  of
          the  Company approve a plan of liquidation  of
          the  Company; or (d) within any period  of  24
          consecutive  months, persons who were  members
          of  the  Board  of Directors  of  the  Company
          immediately  prior  to such  24-month  period,
          together  with  any  persons  who  were  first
          elected  as directors (other than as a  result
          of  any  settlement  of  a  proxy  or  consent
          solicitation  contest or any action  taken  to
          avoid  such  a  contest) during such  24-month
          period  by  or  upon  the  recommendation   of
          persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

     AND FURTHER, Article 7 Right to Benefit of the Plan is hereby amended to include the following:

          7.08  Change  in  Control.   If  a  Change  in
Control were deemed to have occurred, a Participant will be entitled to a Distribution in accordance with the provisions of Article 8.

     AND FURTHER, Section 1.05 "Matching Contributions" part
(b) of the Adoption Agreement is hereby amended to include the following:

          (4) X Employer Contributions - The Employer will contribute a percentage of Compensation for each Participant as stated on Attachment B.

      AND FURTHER, Section 1.07 "Vesting Schedule" part (b) of the Adoption Agreement is hereby amended to include the following:

          (3)  X  Service  prior to the Participant's
          Entry Date.

      AND FURTHER, Section 1.07 "Vesting Schedule" part (d) of the Adoption Agreement is hereby amended to include the following:

          (4)  X  A Change in Control of the Employer.

     IN WITNESS WHEREOF General Employment Enterprises, Inc.
has caused this amendment to be executed this 27th day of September 2001, by its duly authorized officer.


                           GENERAL EMPLOYMENT ENTERPRISES, INC.

                           By:_/s/  Herbert F. Imhoff, Jr.

                           Title:  CEO & President